UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on June 18, 2024, Soluna AL CloudCo, LLC (“CloudCo”), a Delaware limited liability company and a wholly owned subsidiary of Soluna Cloud, Inc. (“Soluna Cloud”), a Nevada corporation and a wholly owned subsidiary of Soluna Holdings, Inc. (the “Company”), and Hewlett Packard Enterprise Company (“HPE”), entered into the HPC & AI Cloud Services Agreement and HPE Greenlake Services Custom Statement of Work (together with the associated Statement of Work, the “HPE Agreement”). Under the HPE Agreement, HPE agreed to provide data center and cloud services for artificial intelligence (“AI”) and supercomputing applications, utilizing NVIDIA H100 Graphic Processing Units (“GPUs”) in exchange for an aggregate of $34 million payable over 36 months beginning June 2024, with $10.3 million pre-paid in June 2024 at contract execution and monthly payments of $667 thousand due until June 2027.

As credit support for CloudCo’s obligations under the HPE Agreement, Soluna Cloud entered into a Corporate Guaranty, effective as of June 27, 2024, for the benefit of HPE, whereby Soluna Cloud unconditionally guaranteed to HPE and its successors and assigns (subject to certain exceptions) the full and punctual payment of the price of products and/or services sold and/or delivered by HPE to CloudCo, and other charges, expenses, interest and costs due to HPE from CloudCo, pursuant to the HPE Agreement.

When the Company launched its GPU-as-a-Service business under its subsidiary, Soluna Cloud, earlier in 2024, it had two primary objectives: (i) to gain commercial experience in the AI/high powered computing (“HPC”) market in support of future data center development focused on large language models (LLMs) and other AI workloads; and (ii) to capitalize on lower-cost capital to pursue high-growth revenue opportunities in the compute infrastructure market. At the time of launch, the market for NVIDIA H100 GPUs was characterized by constrained supply and strong pricing, which aligned with the economics of the Company’s fixed-cost hardware procurement agreement with HPE. However, by the end of 2024, the GPU market shifted significantly. Lead times for NVIDIA H100 GPUs shortened from over 50 weeks in 2023 to 8–12 weeks by the end of 2024, easing supply constraints and reducing urgency among buyers. At the same time, market demand shifted toward larger GPU clusters than those available under the HPE Agreement, making it difficult to secure long-term, reserved contracts at profitable rates. The expected release of NVIDIA’s H200 Blackwell architecture also caused some customers to delay purchases. Although release timelines were impacted by design issues, the prospect of next-generation technology contributed to hesitancy in NVIDIA H100 GPU acquisition. Competitive pressure from alternative GPU vendors further softened demand and market pricing. As a result, Soluna Cloud’s business progressed more slowly than anticipated. Revenues were first recognized in December 2024, with modest growth in early 2025. During the last six months, the Company’s engagement with potential financing and operating partners for AI/HPC confirmed that rather than continuing the effort to lease and resell GPU/HPC chips, refocusing on the Company’s core strength - creating, developing, financing and operating its extensive pipeline of potential bitcoin and AI hosting facilities - will create far more value for the Company and its shareholders.

In light of these developments, on March 24, 2025, CloudCo sent notice of its termination of the HPE Agreement for convenience. Subsequently, on March 26, 2025, HPE sent notice of its termination of the HPE Agreement for cause, effective immediately, due to CloudCo’s material breach of its payment obligations that remained uncured for more than thirty (30) days. In accordance with the terms of the HPE Agreement, upon a termination for cause by HPE, CloudCo must pay HPE the remaining payment stream under the term of the HPE Agreement of approximately $19.3 million, including all upfront payments and monthly charges, plus any fees incurred for the terminated Services (as defined in the HPE Agreement).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.02 of this Current Report on Form 8-K with respect to the termination of the HPE Agreement is incorporated by reference herein.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.02 of this Current Report on Form 8-K with respect to the termination of the HPE Agreement is incorporated by reference herein.

Item 8.01 Other Events.

For additional information on the termination of the HPE Agreement, please see the Frequently Asked Questions posted on the Company’s website, which can be found at: www.solunacomputing.com/blog/hpe-faq.

The information set forth in this Item 8.01 will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, our expectations with respect to the termination of the HPE Agreement, and other statements that are predictive in nature. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” “confident” and similar statements. The Company may also make written or oral forward-looking statements in its periodic reports to the Securities and Exchange Commission (“SEC”), in its annual report to shareholders, in press releases and other written materials, and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including but not limited to statements about the Company’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, further information regarding which is included in the Company’s filings with the SEC. All information provided in this Current Report on Form 8-K is as of the dates indicated herein, and the Company undertakes no duty to update such information, except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: March 28, 2025	By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(principal financial officer)